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                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 or 15(d) of
                                                  The Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event Reported)           December 21, 2001

                                                         U.S. Can Corporation
                                        (Exact Name of Registrant as Specified in its Charter)

                                                               Delaware
                                            (State or Other Jurisdiction of Incorporation)

-----------------------------------------------------------                         06-1094196
                          1-13678
-----------------------------------------------------------            (I.R.S. Employer Identification No.)
                 (Commission File Number)

     700 East Butterfield Rd., Suite 250, Lombard, IL                                 60148
-----------------------------------------------------------                         (Zip Code)
         (Address of principal executive offices)

                                                            (630) 678-8000
                                         (Registrant's telephone number, including area code)

                                                            Not applicable
                                     (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS

         On December 20, 2001, the Company issued the accompanying press release, giving an indication of fourth quarter 2001 expectations, certain amendments to its Credit Agreement, and restructuring programs under consideration, attached as
         Exhibit 99.1 and incorporated herein by reference

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c) 99.1 Press Release, dated December 20, 2001

                                                              SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                            U.S. CAN CORPORATION

Date:    December 21, 2001                                                 By:  /s/ John L. Workman
                                                                                ---------------------------------

                                                                            John L. Workman
                                                                               Executive Vice President
                                                                               And Chief Financial Officer